UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  July 7, 2010 (July 1, 2010)

US DATAWORKS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-15835	84-1290152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Sugar Creek Blvd., 5th Floor Sugar Land, Texas	77478
(Address of principal executive offices)	(Zip Code)

(281) 504-8000

(Registrant’s telephone number,

including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

(b) Effective July 1, 2010, John T. McLaughlin no longer serves as the Chief Accounting Officer of US Dataworks, Inc. (the “Company”).

(c) Effective July 1, 2010, Randall J. Frapart, the Company’s Chief Financial Officer, has been appointed to serve as the Company’s Chief Accounting Officer.  Mr. Frapart will retain his position as the Company’s Chief Financial Officer, a position he has held since July 15, 2009.  Mr. Frapart also currently serves as President of Albeck Financial Services, Inc., a pre-audit accounting firm that provides financial reporting, SOX compliance and non-routine financial services to domestic and international small-to-mid cap public companies (“Albeck”), a position he has held since he joined the firm effective June 1, 2009.  Prior to joining the Company, Mr. Frapart, age 52, served as the Chief Financial and Chief Operating Officer of Plumgood Food, LLC, an online grocer providing the ordering and delivery of groceries from March 2008 to December 2008. From January 2006 to December 2007, Mr. Frapart served as Executive Vice President and Chief Financial Officer of ForeFront Holdings Inc, a publicly traded global golf accessory company. From September 2002 until December 2005, Mr. Frapart served as Senior Vice President and Chief Financial Officer of HyperFeed Technologies, Inc., a publicly traded provider of software, which provides ticker plant and smart order routing technologies and managed services to exchanges, hedge funds and other financial institutions. Mr. Frapart served as Chief Financial Officer and later as Chief Executive Officer of Cyvent Technologies, a software and consulting company serving large health insurers, from April 1995 to July 2001. Mr. Frapart began his career at KPMG in Chicago, where he held various positions in the Information, Communication and Entertainment Assurance practice for over 12 years. Mr. Frapart received his B.S. in Accounting from Washington University in St. Louis, has his MBA in Management from the University of Texas and is a certified public accountant.  Mr. Frapart and the Company remain parties to that certain engagement agreement among the Company, Mr. Frapart and Albeck dated August 7, 2009, a description and copy of which is included in the Company’s Current Report on Form 8-K filed with the Commission on August 13, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 7, 2010
US DATAWORKS, INC.

	By:	/s/ Charles E. Ramey
Charles E. Ramey
Chief Executive Officer